UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2006
ERICO INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	333-115267	34-0201460

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30575 Bainbridge Road
Suite 300
Solon, Ohio 44139
(440) 349-2630

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On November 28, 2006, ERICO International Corporation issued a press release announcing that it commenced an offer to purchase and consent solicitation for any and all of its outstanding 8 7/8% senior subordinated notes due 2012. The press release is filed as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Press release dated November 28, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2006	ERICO INTERNATIONAL CORPORATION
	By:	/s/ William A. Fullmer

Name: William A. Fullmer Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated November 28, 2006.